DELAWARE GROUP EQUITY FUNDS IV

Delaware Growth Opportunities Fund
(the "Fund")
Class A, Class B, Class C, Class R

Supplement to the Prospectus
Dated January 28, 2008

Effective June 18, 2008, the following replaces the information on pages 4 and 5 entitled, "What are the Fund's fees and expenses?":

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees[4]	none	none	none	None

Annual fund operating expenses are deducted from the Fund's assets.
Class	A	B	C	R
Management fees[5]	0.74%	0.74%	0.74%	0.74%
Distribution and service (12b-1 fees)	0.30%	1.00%	1.00%	0.60%[6]
Other expenses[7]	0.40%	0.40%	0.40%	0.40%
Total annual fund operating expenses	1.44%	2.14%	2.14%	1.74%
Fee waivers and payments	(0.01%)	(0.01%)	(0.01%)	(0.11%)
Net expenses	1.43%	2.13%	2.13%	1.63%

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (CDSC) will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.
3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.
4 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
5 The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/ or pay/reimburse expenses from February 1, 2008 through January 31, 2009, in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding in an aggregate amount 1.13% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.
6 Delaware Distributors, L.P. (Distributor) has contracted to limit the Class R shares' 12b-1 fees from February 1, 2008 through January 31, 2009 to no more than 0.50% of the Fund's average daily net assets.
7 "Other expenses" have been restated to reflect a reduction in non-routine expenses incurred during the period.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2008.